UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: June 6, 2006

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 6, 2006, Capital One Financial Corporation (“Capital One” or the “Company”), and Capital One Capital II, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed the public offering of $345,000,000 aggregate principal amount of the Trust’s 7.50% Enhanced Trust Preferred Securities (the “Enhanced TRUPS®”), representing preferred beneficial interests in the Trust, pursuant to an Underwriting Agreement dated May 24, 2006, between the Company, the Trust and Citigroup Global Markets Inc., as representative (the “Representative”) of the underwriters named in Schedule I thereto (collectively, the “Underwriters”). The Enhanced TRUPS® are guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement (the “Guarantee”) between the Company and The Bank of New York, as Guarantee Trustee. The proceeds from the sale of the Enhanced TRUPS®, together with the proceeds from the sale by the Trust of its common securities, were invested by the Trust in 7.50% Junior Subordinated Debt Securities due 2066 (the “Debt Securities”), issued pursuant to a Junior Subordinated Indenture dated June 6, 2006, as supplemented by the First Supplemental Indenture dated June 6, 2006 (the “Indenture”), between the Company and The Bank of New York, as Indenture Trustee. The Enhanced TRUPS®, the Debt Securities and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-133943).

On June 6, 2006, in connection with the issuance of the Enhanced TRUPS®, Cleary Gottlieb Steen & Hamilton LLP rendered an opinion regarding certain tax matters. A copy of that opinion is attached as Exhibit 8.1 to this report.

On June 6, 2006, in connection with the closing of the Enhanced TRUPS® offering, the Company entered into a Capital Replacement Covenant (the “Covenant”), whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not redeem or repurchase the Debt Securities unless such repurchases or redemptions are made from the proceeds of the sale of specified securities with equity-like characteristics that are the same as, or more equity-like than, the applicable characteristics of the Debt Securities at the time of such redemption or repurchase. A copy of the Covenant is attached hereto as Exhibit 99.1 to this report.

The foregoing description of the Enhanced TRUPS®, the Debt Securities, the Covenant and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Additional Information About this Transaction

In connection with the proposed merger, Capital One filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2006 a Registration Statement on Form S-4, which was amended on June 8, 2006 and included a preliminary joint proxy statement of Capital One and North Fork Bancorporation, Inc. (“North Fork”) that also constitutes a prospectus of Capital One. Capital One and North Fork will mail the definitive joint proxy statement/prospectus, when it becomes available, to their respective stockholders. Investors and security holders are urged to read the definitive joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the preliminary joint proxy statement/prospectus and the definitive joint proxy statement/prospectus (when available) and other related documents filed by Capital One and North Fork with the SEC at the SEC’s website at www.sec.gov. The preliminary joint proxy statement/prospectus and definitive joint proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing Capital One’s website at www.capitalone.com under the heading “Investors” and then under the heading “SEC & Regulatory Filings” or by accessing North Fork’s website at www.northforkbank.com under the tab “Investor Relations” and then under the heading “SEC Filings”.

Participants in this Transaction

Capital One, North Fork and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with the proposed merger will be set forth in the definitive joint proxy statement/prospectus when it is filed with the SEC. You can find information about Capital One’s executive officers and directors in Capital One’s definitive proxy statement filed with the SEC on March 23, 2006. You can find information about North Fork’s executive officers and directors in their Form 10-K/A filed with the SEC on April 28, 2006. You can obtain free copies of these documents from Capital One or North Fork using the contact information above.

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Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

1.1	Underwriting Agreement dated May 24, 2006, between Capital One Financial Corporation, Capital One Capital II and Citigroup Global Markets Inc., as Representative of the Underwriters

4.1	Indenture dated June 6, 2006 between Capital One Financial Corporation and The Bank of New York as Indenture Trustee

4.2	First Supplemental Indenture dated June 6, 2006 between Capital One Financial Corporation and The Bank of New York as Indenture Trustee

4.3	Amended and Restated Declaration of Trust of Capital One Capital II dated June 6, 2006 between Capital One Financial Corporation as Sponsor, The Bank of New York as Institutional Trustee, The Bank of New York (Delaware) as Delaware Trustee and the Administrative Trustees named therein

4.4	Guarantee Agreement dated June 6, 2006 between Capital One Financial Corporation and The Bank of New York as Guarantee Trustee

4.5	Specimen Enhanced TRUPS® Certificate (included as part of Exhibit 4.3)

4.6	Specimen Junior Subordinated Debt Security Certificate (included as part of Exhibit 4.2)

8.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP dated June 6, 2006, regarding certain tax matters

99.1	Capital Replacement Covenant of Capital One Financial Corporation dated June 6, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: June 12, 2006	By:	/s/ John G. Finneran Jr.
	Name:	John G. Finneran Jr.
	Title:	General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement dated May 24, 2006, between Capital One Financial Corporation, Capital One Capital II and Citigroup Global Markets Inc., as Representative of the Underwriters

4.1	Indenture dated June 6, 2006 between Capital One Financial Corporation and The Bank of New York as Indenture Trustee

4.2	First Supplemental Indenture dated June 6, 2006 between Capital One Financial Corporation and The Bank of New York as Indenture Trustee

4.3	Amended and Restated Declaration of Trust of Capital One Capital II dated June 6, 2006 between Capital One Financial Corporation as Sponsor, The Bank of New York as Institutional Trustee, The Bank of New York (Delaware) as Delaware Trustee and the Administrative Trustees named therein

4.4	Guarantee Agreement dated June 6, 2006 between Capital One Financial Corporation and The Bank of New York as Guarantee Trustee

4.5	Specimen Enhanced TRUPS® Certificate (included as part of Exhibit 4.3)

4.6	Specimen Junior Subordinated Debt Security Certificate (included as part of Exhibit 4.2)

8.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP dated June 6, 2006, regarding certain tax matters

99.1	Capital Replacement Covenant of Capital One Financial Corporation dated June 6, 2006

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